Exhibit 99.2

2 Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the threat or implementation of, or changes to, existing policies and executive orders, including tariffs, immigration policy, regulatory or other governmental agencies, foreign policy, and tax regulations; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, including future monetary policies of the Federal Reserve in response thereto, and possible recession; the effects of developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; credit risk and risks from concentrations (by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including commercial real estate (CRE) loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission (the SEC) or Public Company Accounting Oversight Board; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of domestic or foreign tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of First Minnetonka City Bank (“FMCB”), including the possibility that the merger may be more difficult or expensive to integrate than anticipated and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and government policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the SEC. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believe that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

3 • Net interest margin (NIM) of 2.51%, up 19 bps from 4Q24; core NIM1 of 2.37%, up 13 bps from 4Q24 • Net interest income increased $3.2M, or 12.0%, from 4Q24 • Cost of total deposits of 3.18%, down 22 bps from 4Q24 • Efficiency ratio1 of 55.5%, down from 56.8% in 4Q24; adjusted efficiency ratio1 of 53.7%, down from 55.2% in 4Q24 0.20% • Loan balances increased $152M from 4Q24, or 15.9% annualized • Total deposit balances increased $76M from 4Q24, or 7.5% annualized • Core deposit2 balances increased $64M from 4Q24, or 8.3% annualized • Loan-to-deposit ratio of 96.6%, up from 94.7% at December 31, 2024 • Annualized net charge-offs to average loans of 0.00% vs. 0.03% in 4Q24 • Nonperforming assets to total assets of 0.20% vs. 0.01% in 4Q24 • Increase in nonperforming assets primarily due to one central business district (CBD) office loan previously rated special mention • Well-reserved with allowance to total loans of 1.34%, down 1 bp from December 31, 2024 NIM Expansion and Net Interest Income Growth Superb Asset Quality Profile $0.31 Diluted EPS Nonperforming Assets to Total Assets Efficiency Ratio1 Return on Average Assets Return on Avg. Tangible Common Equity1 0.77% 9.22% 55.5% 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation 2 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 • Tangible book value per share1 of $13.89, up 12.2% annualized from 4Q24 • Common Equity Tier 1 Ratio of 9.03%, down from 9.08% at December 31, 2024 • Repurchased 45,005 shares of common stock at an aggregate purchase price of $0.6 million Focus on Creating Shareholder Value Strong Balance Sheet Growth $0.32 0.80% 9.68% 53.7% Reported Adjusted1 1Q25 Earnings Highlights

4 Consistent Tangible Book Value Per Share Outperformance 207% 79% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 BWB Peer Bank Average2 Tangible Book Value Per Share1 Growth Resumed in 1Q25 Following the Acquisition of First Minnetonka City Bank in 4Q24 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2024 with growth rate through 4Q24 (Source: S&P Capital IQ)

5 NIM Expansion and Net Interest Income Growth $24,023 $24,229 $24,631 $26,129 $28,524 $608 $767 $968 $747 $719 $91 $965 $24,631 $24,996 $25,599 $26,967 $30,208 2.24% 2.24% 2.24% 2.32% 2.51% 2.18% 2.17% 2.16% 2.24% 2.37% 1Q24 2Q24 3Q24 4Q24 1Q25 Net Interest Margin1 Core Net Interest Income Loan Fees Net Interest Income and Margin Trends 2.32% 0.14% 0.01% 0.00% (0.04)% 0.02% 2.51% (0.01)% 0.07% NIM (4Q24) Loan Fees Purchase Accounting Accretion Deposits Borrow-ings Loans Cash and Invest-ments Other NIM (1Q25) Net Interest Margin Roll-forward 1Q25 Net Interest Income / Net Interest Margin Commentary 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands Net Interest Income • Net interest income growth of 12% from 4Q24, driven by NIM expansion and average earning asset growth • Included $965K of purchase accounting accretion income • Reduced loan fees as loan payoffs declined from recent highs Net Interest Margin • NIM expansion of 19 bps in 1Q25 driven by lower deposit costs and higher purchase accounting accretion • 1Q25 NIM of 2.51% included 8 bps related to purchase accounting accretion Core NIM2 up 13 bps Core Net Interest Margin1,2 Purchase Accounting Accretion (PAA)

6 Declining Funding Costs Drive NIM Expansion $2,961 $2,984 $3,089 $3,121 $3,322 $701 $692 $710 $718 $434 $461 $403 $767 $444 $448 $4,096 $4,137 $4,202 $4,283 $4,537 3.34% 3.49% 3.54% 3.38% 3.17% 1Q24 2Q24 3Q24 4Q24 1Q25 $3,729 $3,772 $3,722 $3,731 $3,899 5.38% 5.50% 5.57% 5.55% 5.61% 5.31% 5.42% 5.47% 5.47% 5.50% 1Q24 2Q24 3Q24 4Q24 1Q25 $3,662 $3,676 $3,799 $3,840 $4,089 3.32% 3.46% 3.58% 3.40% 3.18% 1Q24 2Q24 3Q24 4Q24 1Q25 Core Loan Yield2 $670 $673 $700 $752 $804 4.80% 4.94% 5.01% 4.86% 4.79% 1Q24 2Q24 3Q24 4Q24 1Q25 Average Interest-Bearing Deposits Average Noninterest-Bearing Deposits Average Borrowings Cost of Funds Average Loans Loan Yield1 Average Investments Investment Yield1 Average Total Deposits Cost of Total Deposits 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in millions Loans Repriced Higher Deposit Costs Continued to Decline Growth of High-Yielding Securities Portfolio Total Funding Costs Continued to Decline

7 Positive Profitability Trends Continue PPNR ROA1 $24,631 $24,996 $25,599 $26,967 $30,208 $1,550 $1,763 $1,522 $2,533 $2,079 $26,181 $26,759 $27,121 $29,500 $32,287 1Q24 2Q24 3Q24 4Q24 1Q25 $10,899 $10,900 $11,389 $12,688 $14,150 $7,831 $8,115 $8,675 $8,204 $9,633 0.95% 0.94% 0.96% 1.05% 0.98% 1.13% 1.09% 1.18% 0.69% 0.70% 0.73% 0.68% 0.77% 0.75% 0.71% 0.80% 1Q24 2Q24 3Q24 4Q24 1Q25 PPNR Net Income 1 ROA Net Interest Income Noninterest Income 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands 1Q25 noninterest income included $325K of investment advisory fees, added through the FMCB acquisition Adj. PPNR ROA1 Adj. ROA1 Pre-Provision Net Revenue (PPNR)1 Growth Strong Revenue Growth

8 A Highly Efficient Business Model 1.31% 1.36% 1.41% 0.02% 0.04% 1.33% 1.35% 0.04% 1.33% 1.40% 1.45% 58.2% 58.7% 58.0% 56.8% 55.5% 57.2% 55.2% 53.7% 1Q24 2Q24 3Q24 4Q24 1Q25 Adjusted NIE / Avg. Assets2 Adjusted Efficiency Ratio3 Peer median efficiency ratio of 60%1 in 4Q24 1Q25 reflects first full-quarter impact of FMCB acquisition Salary and Employee Benefits Occupancy Technology Professional and Consulting 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2024 (Source: S&P Capital IQ) 2 Annualized 3 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands Other Adjustment Factors / Avg. Assets2 Efficiency Ratio3 Merger-Related $9,433 $9,675 $9,851 $10,431 $11,339 $1,057 $1,092 $1,069 $1,172 $1,234 $1,208 $1,284 $1,208 $1,322 $1,590 $889 $852 $926 $769 $911 $2,602 $2,636 $2,482 $2,630 $2,497 $224 $488 $565 $15,189 $15,539 $15,760 $16,812 $18,136 1Q24 2Q24 3Q24 4Q24 1Q25 Improving Efficiency Ratio Driven by Stronger Revenue Well-Controlled Expense Growth Supporting Larger Balance Sheet

9 Strong Core Deposit Momentum Continues 18% 18% 19% 20% 19% 21% 20% 22% 21% 20% 26% 25% 26% 31% 33% 9% 10% 9% 8% 8% 26% 27% 24% 20% 20% $3,807 $3,808 $3,747 $4,087 $4,162 1Q24 2Q24 3Q24 4Q24 1Q25 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings & Money Market Time Brokered • 1Q25 deposit growth of $76M, or 7.5% annualized • 1Q25 core deposit growth1 of $64M, or 8.3% annualized • Core deposit growth coming from new and existing clients • Core deposit growth not always linear due to nature of the deposit base Strong Deposit Growth Trends Support Loan Growth Outlook 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 Dollars in millions Positive Core Deposit1 Growth Momentum Over Time $217 $2,470 $2,515 $2,585 $2,547 $2,637 $2,585 $2,678 $3,107 $3,170 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 More Favorable Deposit Mix Core Deposits Acquired Core Deposits1

10 Robust Loan Growth Trends Continue $3,752 $117 $3,784 $3,800 $3,686 $3,869 $4,020 1Q24 2Q24 3Q24 4Q24 1Q25 Gross Loans Dollars in millions • 1Q25 loan growth of $152M, or 15.9% annualized • Loan originations up 17% from 4Q24 • Loan payoffs down 45% from 4Q24 • Loan pipeline at highest level since 2022 • Loan-to-deposit ratio of 96.6%, within target range of 95% to 105% Strong Loan Pipeline Drives Loan Growth Expect mid-to-high single digit loan growth for full-year 2025, dependent on a variety of factors including: • Market and economic conditions – economic uncertainty related to tariffs and the interest rate environment • Loan demand – recent strength in loan demand and pipelines to support near-term growth, but economic uncertainty could impact demand going forward • Loan payoffs and paydowns – pace of loan payoffs will continue to impact loan growth • Core deposit growth – recent core deposit momentum provides additional liquidity for more offensive-minded loan growth Loan Growth Outlook Acquired Gross Loans Two Consecutive Quarters of Robust Organic Loan Growth

11 New Originations Increase as Payoffs Decline Loan Pipeline Translating into New Originations $96 $91 $60 $189 $221 $67 $50 $46 $68 $49 $163 $141 $106 $257 $270 1Q24 2Q24 3Q24 4Q24 1Q25 New Originations Advances Loan Payoffs Decline $58 $105 $163 $155 $86 $44 $45 $54 $38 $55 $102 $150 $217 $193 $141 1Q24 2Q24 3Q24 4Q24 1Q25 Payoffs Amortization/Paydowns Dollars in millions $3,869 $221 $49 $22 $(86) $(55) $4,020 Gross Loans (4Q24) New Originations Advances Net Revolving Lines of Credit Payoffs Amort. / Paydowns Gross Loans (1Q25) 1Q25 Loan Growth Roll-forward

12 Well-Diversified Loan Portfolio with Multifamily Expertise $(28) $(0) $1 $5 $5 $28 $31 $109 Dollars in millions CRE NOO 26.1% Multifamily 38.2% C&D 4.2% 1-4 Family Mortgage 11.9% CRE OO 4.9% C&I 13.2% Leases 1.1% Consumer & Other 0.4% Loan Mix by Type $4.0 Billion • Multifamily growth driven by momentum in the affordable housing vertical • Construction & Development growth returned following an increase in commitments late in 2024 • Remain comfortable with the diversity of the loan portfolio, including CRE and Multifamily concentrations, given portfolio performance and expertise 1Q25 Loan Growth by Type (vs. 4Q24) Multifamily 1-4 Family Mortgage Construction & Development C&I CRE Owner Occupied CRE Nonowner Occupied Consumer & Other Leases

13 Managing Multifamily and Office-Related Risk 1 Excludes medical office of $96 million at March 31, 2025 Data as of March 31, 2025 Strong Multifamily Track Record Well-Managed CRE NOO Office Portfolio1 With Limited CBD Exposure Percent of Total Loans Average Loan Size 5.0% $2.3M CRE NOO Office by Geography Twin Cities Suburban 55% Minneapolis-St. Paul (CBD) 14% Minneapolis -St. Paul (non-CBD) 20% Out-of-State (non-CBD) 11% $201M • Majority of CRE NOO office exposure in the Twin Cities suburbs • Only 4 loans totaling $28M located in Minnesota CBDs, with one moved to nonaccrual in 1Q25 • Only 4 loans totaling $22M outside of Minnesota (non-CBD), consisting of projects for existing local clients Average Loan Size Weighted Average LTV NCOs (since 2005) $3.4M 68% $62K Multifamily Lending Focus in Stable Twin Cities Market • Bank of choice in the Twin Cities with expertise and differentiated service model • Greater tenant diversification compared to other asset classes • Positive market trends with reduced vacancy rates, strong absorption, and slower construction = favorable outlook for occupancy and rent growth • Market catalysts include relative affordability, steady population growth, low unemployment, strong wages, and shortage of single-family housing NPLs/ Loans 0.07% Weighted Average LTV 58% National Affordable Housing Expertise • Leveraging affordable housing expertise to support communities in the Twin Cities and across the country • $597M affordable housing portfolio • 13% year-over-year growth • 24% of the portfolio located outside of Minnesota

14 Asset Quality Remains Strong 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2024 (Source: S&P Capital IQ) 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands $(3) $(2) $931 $305 $11 0.00% 0.00% 0.10% 0.03% 0.00% 1Q24 2Q24 3Q24 4Q24 1Q25 Net Charge-Offs Low net charge-off history Net Charge-offs (recoveries) % of Average Loans (annualized) $51,347 $51,949 $51,018 $52,277 $53,766 1.36% 1.37% 1.38% 1.35% 1.34% 1Q24 2Q24 3Q24 4Q24 1Q25 Allowance for Credit Losses Well-reserved compared to peer median ACL/Loans of 1.15%1 Allowance for Credit Losses % of Gross Loans $269 $678 $8,812 $301 $10,290 0.01% 0.01% 0.19% 0.01% 0.20% 1Q24 2Q24 3Q24 4Q24 1Q25 Nonperforming Assets2 NPAs remain low despite one CBD office loan moving to nonaccrual in 1Q25 NPAs % of Assets

Watch/Special Mention and Substandard Loans Remain at Low Levels Multifamily 59.4% CRE NOO Retail 16.5% CRE NOO Other 4.7% CRE OO 12.1% C&I 5.2% 1-4 Family 2.1% $38 Million Watch/Special Mention List Loans Substandard Loans C&I 40.3% CRE NOO Office 27.4% CRE NOO Hotels 9.3% CRE NOO Retail 6.4% CRE NOO Other 6.8% Multifamily 3.3% CRE OO 3.0% 1-4 Family 3.3% Other 0.2% $32 Million Watch/Special Mention Characteristics Loan Balances Outstanding $38,346 % of Total Loans, Gross 1.0% Number of Loans 20 Average Loan Size $1,917 % of Bank Risk-Based Capital 6.53% Substandard Characteristics Loan Balances Outstanding $31,587 % of Total Loans, Gross 0.8% Number of Loans 31 Average Loan Size $1,019 % of Bank Risk-Based Capital 5.38% $21,624 $30,436 $31,991 $46,581 $38,346 1Q24 2Q24 3Q24 4Q24 1Q25 $33,829 $33,908 $31,637 $21,791 $31,587 1Q24 2Q24 3Q24 4Q24 1Q25 Dollars in thousands 15

16 Stable Capital Position 9.66% 9.66% 9.75% 9.45% 9.10% 9.21% 9.41% 9.79% 9.08% 9.03% 14.00% 14.16% 14.62% 13.76% 13.62% 7.72% 7.90% 8.17% 7.36% 7.48% 1Q24 2Q24 3Q24 4Q24 1Q25 Total Risk-Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio Capital Ratios Stabilize Following Acquisition Tangible Common Equity Ratio1 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Recent Capital Actions • Repurchased 45,005 shares of common stock in 1Q25 at an aggregate purchase price of $0.6 million • $14.7M remaining under current share repurchase authorization as of March 31, 2025 • Completed the acquisition of FMCB on December 13, 2024 Capital Allocation Priorities 1 3 2 Organic Growth Share Repurchases M&A 4 Dividends Drive profitability by supporting a proven organic loan growth engine Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels, and other uses of capital Review and evaluate M&A opportunities that complement BWB’s business model Have not historically paid a common stock dividend given loan growth opportunities

17 Near-Term Expectations • Mid-to-high single digit loan growth for full-year 2025 • Focus on profitable growth while aligning loan growth with core deposit growth over time • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Slower pace of net interest margin expansion in 2Q25, with potential future rate cuts providing additional margin benefit • Continued net interest income growth due to NIM expansion and loan growth • Dependent on pace of additional rate cuts and shape of the yield curve Net Interest Margin • High-teen noninterest expense growth for full-year 2025 (excluding merger-related expenses) • Continued investments in people and technology initiatives • Alignment of provision expense with loan growth and overall asset quality Expenses • Maintain stable capital levels in the current environment given the stronger growth outlook • Ongoing evaluation of potential share repurchases based on valuation, capital levels, and other uses of capital Capital Levels

18 2025 Strategic Priorities Return to More Normalized Levels of Profitable Growth Continue to Gain Loan and Deposit Market Share Leverage Technology to Support Business Growth Execute on M&A Integration and Readiness Initiatives • Well positioned given efforts to optimize the balance sheet in 2024, including strong core deposit growth and reduced loan-to-deposit ratio • Leverage increased loan demand due to the more favorable interest rate environment • Continue to align loan growth with core deposit growth over time • Maintain strong credit quality through consistent underwriting standards and active credit oversight • Utilize the expanded branch footprint, including two branches acquired from FMCB and anticipated opening of a de novo branch in Lake Elmo, MN • Focus on expanding targeted verticals, including affordable housing, women business leaders, and cannabis • Leverage affordable housing expertise to grow client base across the Twin Cities and nationally • Leverage marketplace disruption in the Twin Cities to attract new clients and top talent • Implement upgraded retail and small business online banking solution • Optimize recent technology investments, including the nCino commercial loan origination system and new CRM platform, as well as new AI tools to create efficiencies and enhance the client experience • Successfully complete systems integration of FMCB • Evaluate additional M&A opportunities that support BWB’s business model and growth outlook • Leverage recent M&A experience to optimize readiness and execution of future M&A opportunities Year-to-Date Progress • Loan growth of 15.9% annualized • Core deposit growth1 of 8.3% annualized • Affordable housing balances up $90M • C&I growth of 25.4% annualized • Preparing for upgraded retail and small business online banking rollout later in 2025 • Preparing for FMCB systems integration in 3Q25 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

19 APPENDIX

20 Interest Rate Sensitivity Estimated Change in NII From Immediate Interest Rate Shocks +100 bps -100 bps Liability-sensitive balance sheet well positioned for lower interest rates and a steepening yield curve Loan Portfolio Considerations • Loan portfolio most sensitive to changes in the 3- to 5-year portion of the yield curve • Loan portfolio to reprice higher even in a rates-down environment given larger fixed-rate portfolio and smaller variable-rate portfolio • $727M of fixed- and adjustable-rate loans scheduled to reprice over the next year • Leveraged prepayment penalties on new loan originations to help maintain benefit of higher rates over time Funding Considerations • Deposit base is more sensitive to changing interest rates • Strong momentum in core deposit growth since March 2023 • Continue to supplement core deposits with wholesale funding to support loan growth over time • Brokered deposits generally include call options to protect net interest margin as interest rates decline -200 bps (1.2)% +2.1% 1Q24 +4.1% (2.1)% +3.3% 2Q24 +6.3% (2.4)% +3.1% 3Q24 +6.5% (2.7)% +4.0% 1Q25 +8.8% (1.7)% +3.1% 4Q24 +6.7% +200 bps (1.5)% (3.2)% (4.4)% (3.1)% (5.3)% Funding Mix Repricing Lower Following Recent Rate Cuts • $1.6B of funding tied to short-term rates, including $1.3B of immediately-adjustable deposits and $0.3B of derivative hedging • $723M of other repricing opportunities, including time deposit maturities over the next 12 months and callable brokered deposits with rates over 4.50%

21 Loan Portfolio Repricing 19% 20% 24% 14% 15% 8% $113 $120 $142 $85 $89 $51 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years 22% 15% 16% 14% 14% 19% $614 $405 $435 $370 $388 $507 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years Fixed, 68% Variable, 17% Adjustable, 15% Loan Portfolio Mix Fixed-Rate Portfolio ($2.7B) Variable-Rate Portfolio ($700M) Adjustable-Rate Portfolio ($600M) Years to Maturity • Large fixed-rate portfolio provides support to total loan yields in a rates-down environment • $614M of fixed-rate loans maturing over the next year, with a weighted average yield of 5.61% Variable-Rate Loan Floors • Small variable-rate portfolio limits immediate repricing pressure in a rates-down environment • 75% of variable-rate portfolio have rate floors, with 90% of the floors above 5% • 97% of variable-rate loans are currently tied to SOFR or Prime Adjustable-Rate Repricing/Maturity Schedule • Adjustable-rate loans likely to reprice higher, even in a rates-down environment • $113M of adjustable-rate loans repricing or maturing over the next year, with a weighted average yield of 4.27% Dollars in millions WA Yield 5.61% 4.95% 5.28% 5.06% 5.77% 4.23% WA Yield 4.27% 3.85% 5.24% 4.54% 5.99% 4.58% 2% 8% 28% 49% 13% $10 $43 $145 $260 $70 Below 4% 4%-5% 5%-6% 6%-7% Above 7% 46% of new loan originations in 1Q25 were variable-rate

22 High Quality Securities Portfolio 38% 34% 31% 18% 33% 21% 22% 17% 16% 15% 21% 23% 21% 17% 17% 16% 22% 20% 23% 21% 15% 27% $633 12% $601 $665 $768 $765 1Q24 2Q24 3Q24 4Q24 1Q25 Mortgage-Backed Securities Municipal Bonds U.S. Treasuries Corporate Securities Securities Available for Sale Portfolio (dollars in millions) AAA 43% AA 30% A 2% BBB 10% BB 1% NR 14% Rating Mix Derivatives Portfolio Offsetting AOCI Impact (dollars in thousands) $(44,370) $(37,806) $27,201 $19,389 $(15,716) $(11,359) 1Q24 1Q25 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 6.2 years • Average securities portfolio yield of 4.79% • AOCI / Total Risk-Based Capital of 1.9% vs. peer bank median of 6.7%2 1 Includes the tax-effected impact of $6,338 in 1Q24 and $4,581 in 1Q25 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2024 (Source: S&P Capital IQ) Other

12.1% 11.3% 14.5% 13.2% 11.9% 35.5% 36.1% 34.2% 32.2% 34.0% $2,249 $2,222 $2,290 $2,296 $2,357 1Q24 2Q24 3Q24 4Q24 1Q25 23 Ample Liquidity and Borrowing Capacity 1 Excludes $291M of pledged securities at March 31, 2025 Dollars in millions Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 2.0x Coverage of Uninsured Deposits Significantly Enhanced Liquidity Position Since 2022 Funding Source 3/31/2025 12/31/2022 Change Cash and Cash Equivalents $ 135 $ 4 8 $ 87 Unpledged Securities1 474 549 (75) FHLB Capacity 538 391 147 FRB Discount Window 990 158 832 Unsecured Lines of Credit 200 208 (8) Secured Line of Credit 20 26 (6) Total $ 2,357 $ 1,380 $ 977 Available Balance

24 Reconciliation of Non-GAAP Financial Measures Dollars in thousands March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Adjusted Diluted Earnings Per Common Share Net Income Available to Common Shareholders $ 6,818 $ 7,101 $ 7,662 $ 7,190 $ 8,620 Add: Merger-related Expenses - - 224 488 565 Less: Tax Impact - - (53) (107) (135) Net Income Available to Common Shareholders, Excluding Impact of Merger-related Expenses $ 6,818 $ 7,101 $ 7,833 $ 7,571 $ 9,050 Diluted Weighted Average Shares Outstanding 28,089,805 27,748,184 27,904,910 28,055,532 28,036,506 Adjusted Diluted Earnings Per Common Share $ 0.24 $ 0.26 $ 0.28 $ 0.27 $ 0.32 Return on Average Tangible Common Equity Net Income Available to Common Shareholders $ 6,818 $ 7,101 $ 7,662 $ 7,190 $ 8,620 Average Shareholders' Equity $ 428,248 $ 435,585 $ 443,077 $ 455,949 $ 465,408 Less: Average Preferred Stock (66,514) (66,514) (66,514) (66,514) (66,514) Average Common Equity 361,734 369,071 376,563 389,435 398,894 Less: Effects of Average Intangible Assets (2,811) (2,802) (2,794) (4,412) (19,738) Average Tangible Common Equity $ 358,923 $ 366,269 $ 373,769 $ 385,023 $ 379,156 Return on Average Tangible Common Equity 7.64% 7.80% 8.16% 7.43% 9.22% Adjusted Return on Average Tangible Common Equity Net Income Available to Common Shareholders, Excluding Impact of Merger-related Expenses $ 6,818 $ 7,101 $ 7,833 $ 7,571 $ 9,050 Average Tangible Common Equity $ 358,923 $ 366,269 $ 373,769 $ 385,023 $ 379,156 Adjusted Return on Average Tangible Common Equity 7.64% 7.80% 8.34% 7.82% 9.68% As of and for the quarter ended, March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Pre-Provision Net Revenue: Noninterest Income $ 1,550 $ 1,763 $ 1,522 $ 2,533 $ 2,079 Less: (Gain) Loss on Sales of Securities (93) (320) 2 8 - (1) Total Operating Noninterest Income 1,457 1,443 1,550 2,533 2,078 Plus: Net Interest Income 24,631 24,996 25,599 26,967 30,208 Net Operating Revenue $ 26,088 $ 26,439 $ 27,149 $ 29,500 $ 32,286 Noninterest Expense 15,189 15,539 15,760 $ 16,812 $ 18,136 Total Operating Noninterest Expense $ 15,189 $ 15,539 $ 15,760 $ 16,812 $ 18,136 Pre-provision Net Revenue $ 10,899 $ 10,900 $ 11,389 $ 12,688 $ 14,150 Plus: Non-Operating Revenue Adjustments 9 3 320 (28) - 1 Less: Provision (Recovery of) for Credit Losses 750 600 - 2,175 1,500 Less: Provision for Income Taxes 2,411 2,505 2,686 2,309 3,018 Net Income $ 7,831 $ 8,115 $ 8,675 $ 8,204 $ 9,633 Average Assets $ 4,592,838 $ 4,646,517 $ 4,709,804 $ 4,788,036 $ 5,071,446 Pre-Provision Net Renveue Return on Average Assets 0.95% 0.94% 0.96% 1.05% 1.13% Adjusted Pre-Provision Net Revenue: Net Operating Revenue $ 26,088 $ 26,439 $ 27,149 $ 29,500 $ 32,286 Noninterest Expense $ 15,189 $ 15,539 $ 15,760 $ 16,812 $ 18,136 Less: Merger-related Expenses - - (224) (488) (565) Adjusted Total Operating Noninterest Expense $ 15,189 $ 15,539 $ 15,536 $ 16,324 $ 17,571 Adjusted Pre-Provision Net Revenue $ 10,899 $ 10,900 $ 11,613 $ 13,176 $ 14,715 Adjusted Pre-Provision Net Revenue Return on Average Assets 0.95% 0.94% 0.98% 1.09% 1.18% As of and for the quarter ended,

25 Reconciliation of Non-GAAP Financial Measures Dollars in thousands March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Efficiency Ratio: Noninterest Expense $ 15,189 $ 15,539 $ 15,760 $ 16,812 $ 18,136 Less: Amortization Intangible Assets (9) (8) (9) (52) (230) Adjusted Noninterest Expense $ 15,180 $ 15,531 $ 15,751 $ 16,760 $ 17,906 Net Interest Income $ 24,631 $ 24,996 $ 25,599 $ 26,967 $ 30,208 Noninterest Income 1,550 1,763 1,522 2,533 2,079 Less: (Gain) Loss on Sales of Securities (93) (320) 2 8 - (1) Adjusted Operating Revenue $ 26,088 $ 26,439 $ 27,149 $ 29,500 $ 32,286 Efficiency Ratio 58.2% 58.7% 58.0% 56.8% 55.5% Adjusted Efficiency Ratio: Noninterest Expense $ 15,189 $ 15,539 $ 15,760 $ 16,812 $ 18,136 Less: Amortization Intangible Assets (9) (8) (9) (52) (230) Less: Merger-related Expenses - - (224) (488) (565) Adjusted Noninterest Expense $ 15,180 $ 15,531 $ 15,527 $ 16,272 $ 17,341 Net Interest Income $ 24,631 $ 24,996 $ 25,599 $ 26,967 $ 30,208 Noninterest Income 1,550 1,763 1,522 2,533 2,079 Less: (Gain) Loss on Sales of Securities (93) (320) 2 8 - (1) Adjusted Operating Revenue $ 26,088 $ 26,439 $ 27,149 $ 29,500 $ 32,286 Efficiency Ratio 58.2% 58.7% 57.2% 55.2% 53.7% Adjusted Noninterest Expense to Average Assets: Noninterest Expense $ 15,189 $ 15,539 $ 15,760 $ 16,812 $ 18,136 Less: Merger-related Expenses - - (224) (488) (565) Adjusted Noninterest Expense $ 15,189 $ 15,539 $ 15,536 $ 16,324 $ 17,571 Average Assets $ 4,592,838 $ 4,646,517 $ 4,703,804 $ 4,788,036 $ 5,071,446 Adjusted Noninterest Expense to Average Assets 1.33% 1.35% 1.31% 1.36% 1.41% As of and for the quarter ended, March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Adjusted Return on Average Assets Net Income $ 7,831 $ 8,115 $ 8,675 $ 8,204 $ 9,633 Add: Merger-related Expenses - - 224 488 565 Less: Tax Impact - - (53) (107) (135) Net Income, Excluding Impact of Merger- related Expenses $ 7,831 $ 8,115 $ 8,846 $ 8,585 $ 10,063 Average Assets $ 4,592,838 $ 4,646,517 $ 4,703,804 $ 4,788,036 $ 5,071,446 Adjusted Return on Average Assets 0.69% 0.70% 0.75% 0.71% 0.80% Tangible Common Equity / Tangible Assets Total Shareholders' Equity $ 433,611 $ 439,241 $ 452,200 $ 457,935 $ 468,975 Less: Preferred Stock (66,514) (66,514) (66,514) (66,514) (66,514) Total Common Shareholders' Equity 367,097 372,727 385,686 391,421 402,461 Less: Intangible Assets (2,806) (2,797) (2,789) (19,832) (19,602) Tangible Common Equity $ 364,291 $ 369,930 $ 382,897 $ 371,589 $ 382,859 Total Assets $ 4,723,109 $ 4,687,035 $ 4,691,517 $ 5,066,242 $ 5,136,808 Less: Intangible Assets (2,806) (2,797) (2,789) (19,832) (19,602) Tangible Assets $ 4,720,303 $ 4,684,238 $ 4,688,728 $ 5,046,410 $ 5,117,206 Tangible Common Equity / Tangible Assets 7.72% 7.90% 8.17% 7.36% 7.48% Core Loan Yield Loan Interest Income (Tax-Equivalent Basis) $ 49,858 $ 51,592 $ 52,118 $ 52,078 $ 53,979 Less: Loan Fees (608) (767) (968) (747) (719) Loan Accretion - - - - (342) Core Loan Interest Income $ 49,250 $ 50,825 $ 51,150 $ 51,331 $ 52,918 Average Loans $ 3,729,355 $ 3,771,768 $ 3,721,654 $ 3,730,532 $ 3,899,258 Core Loan Yield 5.31% 5.42% 5.47% 5.47% 5.50% Core Net Interest Margin Net Interest Income (Tax-equivalent Basis) $ 24,992 $ 25,288 $ 25,905 $ 27,254 $ 30,464 Less: Loan Fees (608) (767) (968) (747) (719) Purchase Accounting Accretion: Loan Accretion - - - - (342) Bond Accretion - - - (91) (578) Bank-Owned CDs - - - - (7) Deposit CDs - - - - (38) Total Purchase Accounting Accretion - - - (91) (965) Core Net Interest Income (Tax-equivalent Basis) $ 24,384 $ 24,521 $ 24,937 $ 26,416 $ 28,780 Average Interest Earning Assets $ 4,492,756 $ 4,545,920 $ 4,595,521 $ 4,682,841 $ 4,928,283 Core Net Interest Margin 2.18% 2.17% 2.16% 2.24% 2.37% As of and for the quarter ended,

26 Reconciliation of Non-GAAP Financial Measures Tangible Book Value Per Share December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Book Value Per Common Share $ 4.69 $ 4.91 $ 5.23 $ 5.43 $ 5.56 $ 6.62 $ 6.85 $ 7.01 $ 7.34 $ 7.70 Less: Effects of Intangible Assets (0.16) (0.16) (0.16) (0.16) (0.16) (0.13) (0.12) (0.12) (0.12) (0.12) Tangible Book Value Per Common Share $ 4.53 $ 4.75 $ 5.07 $ 5.27 $ 5.40 $ 6.49 $ 6.73 $ 6.89 $ 7.22 $ 7.58 Total Common Shares 24,589,861 24,589,861 24,589,861 24,629,861 24,679,861 30,059,374 30,059,374 30,059,374 30,097,274 30,097,674 Tangible Book Value Per Share June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Book Value Per Common Share $ 7.90 $ 8.20 $ 8.45 $ 8.61 $ 8.92 $ 9.25 $ 9.43 $ 9.92 $ 10.33 $ 10.73 Less: Effects of Intangible Assets (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.11) Tangible Book Value Per Common Share $ 7.78 $ 8.08 $ 8.33 $ 8.49 $ 8.80 $ 9.13 $ 9.31 $ 9.80 $ 10.21 $ 10.62 Total Common Shares 28,986,729 28,781,162 28,973,572 28,807,375 28,837,560 28,710,775 28,143,493 28,132,929 28,162,777 28,066,822 Tangible Book Value Per Share December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Book Value Per Common Share $ 11.09 $ 11.12 $ 11.14 $ 11.44 $ 11.80 $ 12.05 $ 12.25 $ 12.47 $ 12.94 $ 13.30 Less: Effects of Intangible Assets (0.11) (0.11) (0.11) (0.11) (0.11) (0.10) (0.10) (0.10) (0.10) (0.10) Tangible Book Value Per Common Share $ 10.98 $ 11.01 $ 11.03 $ 11.33 $ 11.69 $ 11.95 $ 12.15 $ 12.37 $ 12.84 $ 13.20 Total Common Shares 28,206,566 28,150,389 27,677,372 27,587,978 27,751,950 27,845,244 27,973,995 28,015,505 27,748,965 27,589,827 Tangible Book Value Per Share June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Book Value Per Common Share $ 13.63 $ 14.06 $ 14.21 $ 14.60 Less: Effects of Intangible Assets (0.10) (0.10) (0.72) (0.71) Tangible Book Value Per Common Share $ 13.53 $ 13.96 $ 13.49 $ 13.89 Total Common Shares 27,348,049 27,425,690 27,552,449 27,560,150 As of and for the quarter ended, As of and for the quarter ended, As of and for the quarter ended, As of and for the quarter ended,